SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     December 21, 2017

Air T, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35476	52-1206400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5930 Balsom Ridge Road

Denver, North Carolina 28037

(Address of Principal Executive Offices)

(Zip Code)

(828) 464-8741

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 21, 2017, Air T, Inc. (the “Company”) completed the previously announced financing arrangement with Minnesota Bank & Trust (“MBT”), pursuant to which MBT extended $26,900,000 in financing in the form of a floating rate $10,000,000 revolving credit facility, and three fixed rate amortizing term loans in the amounts of $10,000,000, $5,000,000 and $1,900,000, respectively. The interest rate on the $10,000,000 revolving note floats at a rate equal to the prime rate plus one percent (1%); the interest rate on the term note A floats at the month LIBOR rate plus two percent (2%); the interest rate on term note B is fixed at four and one-half percent (4.50%); and, the interest on the term note C floats at a rate equal to prime minus one percent (1%) subject to a floor of three and one quarter percent (3.25%). In connection with the financing, the Company entered into a entered into a swap agreement to fix the interest rate on the $10,000,000 term note A at four and 56/100th percent (4.56%). The loans are guaranteed by certain subsidiaries of the Company, secured by a first lien on all personal property of the Company and the guaranteeing subsidiaries and among other things, are subject to a number of affirmative and negative covenants contained in the Credit Agreement. The Company applied a portion of the proceeds from the financing to refinance indebtedness owed to BB & T by the Company and certain of its subsidiaries.

The above discussion is qualified in its entirety by reference to the form of notes, credit agreement, security agreement and form of subsidiary guarantee filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7 to the Company’s Current Report on Form 8-K filed with Securities and Exchange Commission on December 18, 2017, which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

To the extent responsive, the information included under Item 1.01 is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 22, 2017

AIR T, INC.

By:	/s/ Candice L. Otey
Candice L. Otey, Vice President- Finance, Chief Financial Officer, Secretary and Treasurer